UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): July 24, 2003


                        SYMONS INTERNATIONAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


Indiana                         0-29042          35-1707115
(State  or  other               (Commission      (IRS  Employer
jurisdiction  of                File  Number)     Identification  No.)
incorporation)


                4720 Kingsway Drive, Indianapolis, Indiana 46205
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (317) 259-6300


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item  5.     Other  Events
             -------------

             Symons International Group, Inc. (the "Company") announced on July 24, 2003 that G. Gordon Symons has retired from Chairman of the Board of the Company. See attached press release.


Item  7.     Financial  Statements  and  Exhibits
             ------------------------------------

(1)          Financial  Statements:  None.

(2)          Proforma  Financial  Equation:  None.

(3)          Exhibits:

             (1)    Press  release  issued  July  24,  2003





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  July  24,  2003                    SYMONS  INTERNATIONAL  GROUP,  INC.


                                           By:  s/  Douglas  H.  Symons_______
                                           -----------------------------------
                                           Chief  Executive  Officer